Summary of Significant Accounting Policies - Summary of Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents	$ 25,617	$ 43,893
Restricted cash and cash equivalents	5,647	5,647
Total	$ 31,264	$ 49,540	$ 32,894